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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2005

WHITTIER ENERGY CORPORATION
(Exact name of Registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation or organization)	0-30598 Commission File Number	20-0539412 (I.R.S. Employer Identification No.)
333 CLAY STREET, SUITE 1100 HOUSTON, TEXAS 77002 (Address of Registrant's Principal Executive Offices)
(713) 850-1880 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

On June 21, 2005, Whittier Energy Corporation ("Whittier", "our", "we" or "us") filed a Current Report on Form 8-K disclosing certain information with respect to Whittier's acquisition of RIMCO Production Company, Inc. ("RIMCO") and other related events. This Current Report on Form 8-K/A is being filed to:

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  amend and restate Item 5.02 in its entirety;

  •
  include Item 5.03 describing the subsequent filing of a Certificate of Change with the Secretary of State of Nevada; and

  •
  include the financial statements of RIMCO, which the Company acquired on June 15, 2005, and the pro forma information identified in Item 9.01.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

        Concurrent with the completion of the Acquisition, Daryl Pollock resigned as a director of Whittier and David A. Kilpatrick and Ray R. Seegmiller were appointed by Whittier's board of directors to fill two vacant board seats. On July 1, 2005, Whittier's board of directors appointed Charles O. Buckner, David A. Kilpatrick and Ray R. Seegmiller to the Audit Committee of the board of directors and Charles O. Buckner, David A. Kilpatrick and Arlo Sorenson to the Compensation Committee of the board of directors, each to serve on such committees until his respective successor is appointed by the board or until he shall sooner resign or be removed in accordance with Whittier's bylaws.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

        In connection with the one-for-three reverse split of Whittier's authorized and outstanding common stock, Whittier filed a Certificate of Change with the Nevada Secretary of State, which reduced the number of authorized and outstanding shares of Whittier common stock effective July 1, 2005.

        Immediately before the reverse split, Whittier had 100,000,000 shares of common stock authorized, of which 11,583,502 shares of common stock were outstanding. As a result of the reverse split, Whittier has 33,333,334 authorized shares of common stock, of which approximately 3,861,168 shares are outstanding pending fractional-share rounding-up calculations to adjust for the reverse split. The Certificate of Change did not affect the number of authorized and outstanding shares of Whittier's preferred stock.

        Pursuant to Section 78.209 of the Nevada Revised Statutes, Whittier's articles of incorporation are deemed amended as provided in the Certificate of Change, which is attached hereto as Exhibit 3.1.

Item 9.01 Financial Statements and Exhibits.

  (a)
  Financial Statements of Businesses Acquired.

        The audited financial statements of RIMCO Production Company, Inc. for the years ended December 31, 2003 and 2004, and the unaudited financial statements of RIMCO Production Company, Inc. for the three months ended March 31, 2004 and 2005, are included in Exhibits 99.2 and 99.3 hereto.

  (b)
  Pro Forma Financial Information.

        The unaudited pro forma financial data of Whittier Energy Corporation for the year ended December 31, 2004 and the three months ended March 31, 2005 are included in Exhibit 99.4 hereto.

  (c)
  Exhibits.

Exhibit No.	Description
2.1*	Agreement and Plan of Merger dated April 18, 2005 by and among Whittier Energy Corporation. RPC Acquisition Company, Inc. and RIMCO Production Company, Inc., incorporated by reference to Exhibit 2.1 of Whittier's Quarterly Report Form 10-QSB filed on May 13, 2005.
3.1	Certificate of Change of Whittier Energy Corporation.
4.1*	Certificate of Designation of Series A 8% Automatically Convertible Preferred Stock of Whittier Energy Corporation.
10.1*	Senior Revolving Credit Facility dated June 15, 2005, among Whittier Energy Corporation, as Borrower, and BNP Paribas, as Administrative Agent, and the lenders party thereto.
10.2*	Guaranty and Pledge Agreement dated June 15, 2005, made by Whittier Energy Corporation and certain of its subsidiaries, as Obligors, in favor of BNP Paribas, as Administrative Agent.
10.3*	Registration Rights Agreement dated June 15, 2005, between Whittier Energy Corporation and Friedman, Billings, Ramsey & Co., Inc.
99.1*	Historical Reserve, Production and Capital Expenditure Data of Whittier Energy Corporation and RIMCO Production Company, Inc. at December 31, 2004, and Production Data at March 31, 2005.
99.2	Audited financial statements of RIMCO Production Company, Inc., and subsidiaries for the years ended December 31, 2004 and 2003.
99.3	Unaudited financial statements of RIMCO Production Company, Inc., and subsidiaries for the three months ended March 31, 2005 and 2004.
99.4
Pro forma financial statements reflecting the acquisition of RIMCO Production Company, Inc. as though the acquisition had occurred on January 1, 2004, for the pro forma statements of operations for the year ended December 31, 2004 and the three months ended March 31, 2005, and for the pro forma balance sheet at March 31, 2005.

*
Previously filed.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WHITTIER ENERGY CORPORATION
Date: July 8, 2005	By:	/s/ MICHAEL B. YOUNG Michael B. Young Vice President, Chief Financial Officer and Treasurer

INDEX TO EXHIBITS

Exhibit No.	Description
2.1*	Agreement and Plan of Merger dated April 18, 2005 by and among Whittier Energy Corporation. RPC Acquisition Company, Inc. and RIMCO Production Company, Inc., incorporated by reference to Exhibit 2.1 of Whittier's Quarterly Report Form 10-QSB filed on May 13, 2005.
3.1	Certificate of Change of Whittier Energy Corporation.
4.1*	Certificate of Designation of Series A 8% Automatically Convertible Preferred Stock of Whittier Energy Corporation.
10.1*	Senior Revolving Credit Facility dated June 15, 2005, among Whittier Energy Corporation, as Borrower, and BNP Paribas, as Administrative Agent, and the lenders party thereto.
10.2*	Guaranty and Pledge Agreement dated June 15, 2005, made by Whittier Energy Corporation and certain of its subsidiaries, as Obligors, in favor of BNP Paribas, as Administrative Agent.
10.3*	Registration Rights Agreement dated June 15, 2005, between Whittier Energy Corporation and Friedman, Billings, Ramsey & Co., Inc.
99.1*	Historical Reserve, Production and Capital Expenditure Data of Whittier Energy Corporation and RIMCO Production Company, Inc. at December 31, 2004, and Production Data at March 31, 2005.
99.2	Audited financial statements of RIMCO Production Company, Inc., and subsidiaries for the years ended December 31, 2004 and 2003.
99.3	Unaudited financial statements of RIMCO Production Company, Inc., and subsidiaries for the three months ended March 31, 2005 and 2004.
99.4
Pro forma financial statements reflecting the acquisition of RIMCO Production Company, Inc. as though the acquisition had occurred on January 1, 2004, for the pro forma statements of operations for the year ended December 31, 2004 and the three months ended March 31, 2005, and for the pro forma balance sheet at March 31, 2005.

*
Previously filed.

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  Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
  Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
  Item 9.01 Financial Statements and Exhibits.
SIGNATURE
INDEX TO EXHIBITS